UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 6, 2009


                         ALTERNATE ENERGY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                    000-53451              20-5689191
-------------------------------  ----------------------  -----------------------
(State or other jurisdiction of    (Commission File          (IRS Employer
         incorporation)                 Number)           Identification Number)


              911 E. Winding Creek Dr., Suite 150, Eagle, ID 83616
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 939-9311
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                     -------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 6, 2009, Alternate Energy Holdings, Inc. (the Company) made a press release regarding the engagement of Source Capital Group, Inc. The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On June 6, 2009, Alternate Energy Holdings, Inc.'s (the Company) subsidiary, Reactor Land Development, LLC (Reactor Development) entered into a Letter of Engagement with Source Capital Group, Inc. (Source). Source has been engaged to raise financing for the development of the Company's Idaho nuclear power plant site.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                    Description

            99.1        Press Release, dated June 6, 2009*
--------------------
*Filed herewith


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           ALTERNATE ENERGY HOLDINGS, INC.




                                           By:  /s/ Donald L. Gillispie
                                                --------------------------------
                                                Donald L. Gillispie, President,
                                                Chief Executive Office and Chief
                                                Operating Officer


                                                Date: June 9, 2009


















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